UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

MORTGAGEBROKERS.COM HOLDINGS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-105778	05-0554486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

45 Vogell Road, Suite 101, Richmond Hill, Ontario	L4B-3P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(416) 410-4848

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIALS STATEMENTS TO A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The consolidated statement of operations included in the financial statements filed by Mortgagebrokers.com Holdings, Inc. prior to the date of this current report on Form 8-K will be restated as discussed below.

On September 25, 2006, after management consulted with its independent auditor, SF Partnership, LLP, it was determined that we would restate previously issued consolidated financial statements for the year ended December 31, 2005, as well as the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 to correct for errors in the accounting for goodwill and stockholders’ deficit.

The amount of $8,000 was described as goodwill and stockholders’ deficit in error. The amount represented a balance in a predecessor company, Magna Data’s bank account discovered after the change in control and the completion of the stock purchase by Alex Haditaghi for which the new controlling party had no signing authority. At the time, it was uncertain whether the new controlling party would gain access to these funds and as such, management applied the $8,000 to goodwill. The funds were never received and were determined to not be quantitatively material accordingly written off at year end.

Accordingly, the financial statements of Mortgagebrokers.com Holdings, Inc. for the year ended December 31, 2005, as well as the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 do not present fairly, in all material respects, the financial position of Mortgagebrokers.com Holdings, Inc. in conformity with generally accepted accounting principles generally accepted in the United States of America; and therefore should not be relied upon. As such, the Company intends to file an amendment to its Form 10-KSB for the year ended December 31, 2005 with revised audited financial statements for the Company. The Company expects to file the amended Form 10-KSB on or before January 31, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mortgagebrokers.com Holdings Inc.

By:	/s/ Alex Haditaghi
Alex Haditaghi
Chief Executive Officer

Dated: December 21, 2006